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Combination of Fidelity National Information Services, Inc. and Certegy, Inc.

September 15, 2005

[LOGO]

Forward-Looking Disclosure

This presentation contains statements related to future events and expectations, which include statements about revenue and cost synergies and earnings accretion and, as such, constitutes forward-looking statements.  These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of FIS and Certegy to be different from those expressed or implied within this presentation. FNF and Certegy expressly disclaim any duty to update or revise forward-looking statements. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to, the effect of governmental regulations, the economy, competition, the risk that the merger may fail to achieve beneficial synergies or that it may take longer than expected to do so, the risk of reduction in revenue from the elimination of existing and potential customers due to consolidation in the banking, retail and financial services industries, potential overdependence on a limited number of customers due to consolidation in the banking, retail and financial services industries, failure to adapt to changes in technology or in the marketplace and other risks detailed from time to time in the Form 10-K and other reports and filings made by FIS and Certegy with the Securities and Exchange Commission.

Legal Disclosure

In connection with the proposed Merger, Certegy will file a proxy statement with the Securities and Exchange Commission (“SEC”).  The proxy statement will be mailed to the shareholders of Certegy.  CERTEGY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.  Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Certegy with the SEC at the SEC’s web site at www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Certegy by going to Certegy’s Investor Relations page on its corporate website at www.certegy.com.

Certegy, FNF, and their respective officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from Certegy’s shareholders with respect to the Merger.  A description of any interests that any such participant may have in the Merger will be available in the proxy statement.  Information concerning FNF’s directors and executive officers is set forth in FNF’s proxy statement for its 2005 annual meeting of stockholders, which was filed with the SEC on April 28, 2005, and its annual report on Form 10-K filed with the SEC on March 16, 2005.  These documents are available free of charge at the SEC’s web site www.sec.gov or by going to FNF’s Investor Relations page on its corporate website at www.fnf.com.

Introduction

•                  Fidelity National Information Services (“FIS”) and Certegy (“CEY”) have entered into a merger agreement

•                  Tax-free, stock for stock merger, under which each share of FIS common stock will be exchanged for 0.6396 shares of CEY common stock

•                  Current FIS shareholders will own approximately 67.5% of the combined entity with CEY shareholders owning approximately 32.5%

•                  CEY will also pay a $3.75 special cash dividend to its shareholders prior to closing

•                  FIS is a leading provider of core financial institution (“FI”) processing, mortgage loan processing and related information products and outsourcing services to financial institutions, mortgage lenders and real estate professionals

•                  CEY is a leading provider of card issuer services to financial institutions, principally Community Banks (“CBs”) and Credit Unions (“CUs”), and risk management solutions

•                  The combined company, to be called Fidelity National Information Services, or FIS (“NewFIS”), will be uniquely positioned to offer a broad suite of data processing, payment and risk management services to financial institutions and retailers

•                  Summary pro forma financial implications are compelling

•                  Approaching $4 billion in combined revenue

•                  Approaching $1 billion in combined EBITDA

•                  Strong organic growth track record and future potential

•                  Significant and unique revenue synergies

•                  $50 million in expected cost synergies

•                  Accretive to Cash Earnings(1)

•                  De-leveraging impact on NewFIS

•                  Combined Senior Management Team

•                  Chairman of the Board—FNF Chairman and CEO Bill Foley

•                  Chief Executive Officer—CEY Chairman and CEO Lee Kennedy

•                  Executive Vice President & CFO—FNF CFO Al Stinson

•                  Senior Business Group Management—Combined senior leadership from FIS and CEY

(1)          Cash EPS defined as GAAP net income plus tax affected purchase intangible amortization.

Transaction Summary

Transaction Summary:	• FIS and CEY will merge in a stock-for-stock transaction whereby CEY will exchange 0.6396 shares of CEY common stock for each FIS share outstanding
• CEY will also pay a $3.75 special cash dividend to CEY shareholders immediately prior to closing, totaling approximately $235 million.
• In total, CEY will issue 132 million fully diluted shares to the shareholders of FIS
• At closing, CEY will have approximately 196 million fully diluted shares outstanding
• FIS shareholders will own approximately 67.5% of the pro forma fully diluted outstanding shares
• Combined company will be renamed Fidelity National Information Services, Inc. and CEY’s NYSE ticker will be changed to ‘FIS’
Structure:	• Merger which is expected to qualify as a tax-free reorganization
• FIS will be the surviving entity for accounting purposes
Shareholder vote:	• Shareholder vote required by CEY
Break-up Fee:	• $65.0 million and up to $10 million in expense reimbursement
Closing Date:	• Expected to close during the fourth quarter of 2005
Governance:	• 4 Directors from FIS, 4 Directors from CEY, 1 from Thomas H. Lee Partners and 1 from Texas Pacific Group

Strategic Rationale

•                  Combination creates one of the largest financial institution technology processing and services companies in the world

•                  Significant strategic and financial benefits for FIS and CEY shareholders

•                  Nearly $4 billion of diversified, run-rate revenue and $1 billion of run-rate EBITDA from market leading businesses

•                  Broad, complementary range of unique products and services will enhance each company’s respective growth rate

•                  Core bank processing for large banks, community banks, credit unions and other financial institutions

•                  Mortgage loan and consumer loan processing

•                  Card issuer services

•                  Risk management solutions

•                  Information products and outsourcing services for financial institutions, mortgage lenders and real estate professionals

•                  Significant revenue and cost synergy opportunities

•                  Revenue is recurring in nature, with the majority under long-term, multi-year contracts

Synergies—Integration Plan

FIS has an outstanding track record of achieving all anticipated transaction synergies well ahead of schedule

Recent FIS Acquisition History	($ in millions)

Target	Sources	Revenue Base	Anticipated Goal	Achieved Synergies	Over- Achieved

Aurum	Personnel, Vendor Management, Facilities	$200	$25	$34	36%

Sanchez	Personnel, Corporate Overhead, Public Company Costs	100	10	11	10%

InterCept	Personnel, Vendor Management, Corporate Overhead, Public Company Costs, Item Processing, Facilities	200	25	35	40%

•                  We anticipate cost synergies of at least $50 million

Diversified, Complementary Business Portfolio

•                  Leading financial institution transaction processing, payment processing and information and outsourcing services provider

LTM Revenue (as of 6/30/05)	LTM EBITDA (as of 6/30/05)

[CHART]	[CHART]

•                  PF LTM Cash EPS of $2.00(1), representing 16.2% accretion per CEY share

•                  PF LTM GAAP EPS of $1.64

(1) Combined company LTM tax adjusted purchase amortization of $72.1million.

Market Leadership

Market leadership across multiple business segments

[LOGO]

	Financial Institution Software and Services	Payment Services	Information & Outsourcing Services
Market Position:
• Large Financial Institutions	#1	—	#1/#2
• CBs/CUs	#2	#1	#1/#2
• Mortgage	#1	—	#1/#2
• Retail (Risk Management)	—	#1	—
LTM Revenue	$1,542.2	$1,083.0	$1,093.0

Key Product Offerings:	Core FI Account Processing	Card Issuer Services	Default Management
	Loan Processing Services	Check & Risk Management Services	Valuation & Settlement

Broad Customer Penetration with Limited Overlap

Substantial cross selling opportunity for best–in-class products and services

Universe of 18,700 Community Institutions

[CHART]

Combined Penetration of 43% of Market

Growth Opportunities through Cross Selling

Complementary Products, Services and Customers

Mortgage/Real
	Large Banks	CB’s/CU’s	Estate Sector	Retailers
Core FI Processing
Mortgage Loan Processing
Card Issuer Services
Check and Risk Management Services
Information & Outsourcing Services
International

 Cross-selling Opportunities

Enhanced Domestic Competitive Position

NewFIS will offer the widest suite of products of any of its competitors

	NewFIS	FISV	JKHY	FDC	TSYS

Core Processing
Card Transaction Services
Full Service Card Services
Mortgage Processing
Lender Services
POS Services
• Card Processing
• Check Risk Management
Internet Banking/ Bill Pay

   Leadership

   Presence

   Not Served

Stronger International Presence

Superior ability to leverage international growth opportunities.

	NewFIS	FISV	JKHY	FDC	TSYS

Core Processing
Card Transaction Services
Full Service Card Services
POS Services
• Card Processing
• Check Risk Management

   Leadership

   Presence

   Not Served

Combined Global Footprint

Broad Reach in Key Geographic Regions

[GRAPHICS]

Financial Highlights—LTM

	FIS	CEY	Synergies	NewFIS(3)
PF EBITDA	$625.8	$243.1	$50.0	$918.9

% of NewFIS total	68.1%	26.5%	5.4%	100.0%

PF Net Income	$181.7	$106.1	$31.3 (1)	$319.1

% of NewFIS total	56.9%	33.2%	9.8%	100.0%

Purchase Amortization(1)	69.4	2.7		72.1

PF Cash Net Income	$251.1	$108.8	$31.3 (1)	$391.1

% of NewFIS total	64.2%	27.8%	8.0%	100.0%

Shares Outstanding(2)	132.2	63.4		195.7

PF Cash EPS	$1.90	$1.72		$2.00

Accretion/(Dilution)				16.2%

Contribution Analysis—LTM (Excludes Synergies)

[CHART]	[CHART]	[CHART]	[CHART]

Revenue	EBITDA	EBIT	Cash Net Income

(1)          Tax adjusted purchase amortization from prior acquisitions.

(2)          Converted to NewFIS shares on a fully diluted basis to make pro forma cash EPS statistic comparable.

(3)          NewFIS excludes purchase accounting impact of merger.

Financial Highlights—1H 2005

	FIS	CEY	Synergies	NewFIS(3)
PF Revenue	$1,358.1	$538.5	—	$1,896.6
% of NewFIS total	71.6%	28.4%	—	100.0%

PF EBITDA	$357.5	$105.8	$25.0	$488.3
% of NewFIS total	73.2%	21.7%	5.1%	100.0%

PF Net Income	$94.3	$46.5	$15.6 (1)	$156.4
% of NewFIS total	60.3%	29.8%	10.0%	100.0%

Purchase Amortization(1)	36.7	1.3		38.0
PF Cash Net Income	$131.0	$47.9	$15.6 (1)	$194.5
% of NewFIS total	67.3%	24.6%	8.0%	100.0%
Shares Outstanding(2)	132.2	63.4		195.7
PF Cash EPS	$0.99	$0.76		$0.99

(1)          Tax adjusted purchase amortization from prior acquisitions.

(2)          Converted to NewFIS shares on a fully diluted basis to make pro forma cash EPS statistic comparable.

(3)          NewFIS excludes purchase accounting impact of merger.

Enhanced Financial Position

LTM Revenue

[CHART]

LTM EBITDA

[CHART]

PF LTM Cash Net Income

[CHART]

(1)          Includes impact of $50 million of synergies and excludes purchase amortization impact of merger.

Sources and Uses of Funds

Pro forma for June 30, 2005

($ in millions)

Sources Of Funds

CEY Cash (6/30/05)	$101.7

FIS Cash (6/30/05)(1)	50.0

New revolver borrowings	133.4

Issuance of equity(2)	4,477.8

Total Sources	$4,762.8

Uses Of Funds

Dividend to CEY Shareholders	$235.0

Shares issued to FIS Shareholders	4,477.8

Fees and expenses	50.0

Excess cash	—

Total Uses	$4,762.8

(1)   FIS assumed to use $50.0 million of its 6/30/05 cash balance to pay transaction costs.

(2)   Represents issuance of 132.2 million fully diluted Certegy shares (at market price of $33.86 as of 9/13/05) to FIS shareholders, per exchange ratio of 0.6396x.

FIS Capitalization

NewFIS will have significantly less leverage and greater balance sheet strength.

Pro Forma Capitalization (6/30/05)

					Transaction
	FIS		CEY		Adjustments(1)	NewFIS
Cash	$254.9		$101.7		$(151.7)	$204.9
Revolver					$133.4	$133.4
Existing Debt	$2,656.2		$226.0			2,882.3
Total Debt	$2,656.2		$226.0		$133.4	$3,015.6

Minority Interest	17.6					17.6
Shareholders’ Equity	579.9		387.7		$1,756.7	2,724.4
Total Capitalization	$3,253.7		$613.7			$5,757.6

Total Debt/Total Cap	81.6%		36.8%			52.4%
Net Debt/LTM EBITDA	3.6	x	0.5	x		3.1	x
Net Debt/LTM EBITDA w/Synergies						2.9
LTM EBITDA/Interest Expense	4.2		21.5			5.1

(1)          FIS will be deemed to be the acquirer for purchase accounting purposes; adjustments also include impact of $3.75 special cash dividend to CEY shareholders.

NewFIS Projected Balance Sheet

Pro Forma(1)
6/30/05
ASSETS

Cash and equivalents (Incl. Restricted)	$204.9

Other current assets	886.4
Total Current Assets	$1,091.4

Property, Plant & Equipment (net)	$283.6

Goodwill	3,420.1

Intangible (Amortizable) Asset	1,221.4

Computer Software	522.2

Deferred Contract Costs	120.8

Investment in Covansys	131.0

Other noncurrent assets	96.5

Total Assets	$6,887.0

LIABILITIES & STOCKHOLDERS’ EQUITY

Accounts payable and accrued expenses	$338.4

Other current liabilities	509.3

Total Current Liabilities	$847.8

Total Debt	$3,015.6

Deferred Revenue	105.6

Deferred income taxes	137.0

Other long-term liabilities	39.1
Total Liabilities	$4,145.1

Minority Interest	17.6

Stockholders’ Equity	2,724.4

Total Liabilities & Stockholders’ Equity	$6,887.0

(1)          FIS will be deemed to be the acquirer for purchase accounting purposes; adjustments also include impact of $3.75 special cash dividend to CEY shareholders.

Summary

•                  Combination creates one of the largest financial institution technology processing and services companies in the world

•                  Nearly $4 billion of diversified revenue and $1 billion of EBITDA from market leading businesses

•                  Broad, complementary range of unique products and services will enhance each company’s respective growth rate

•                  Significant revenue and cost synergy opportunities

•                  Revenue is recurring in nature, with the majority under long-term, multi-year contracts